Federal Home Loan Bank Advances (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Federal Home Loan Bank Advances [Abstract]
Federal Home Loan Bank advances instruments, fixed interest rate minimum	3.28%
Federal Home Loan Bank advances instruments, fixed interest rate maximum	4.95%
Long term debt weighted average rate	3.89%	3.90%
Federal Home Loan Bank, Advances, Fiscal Year Maturity of Long-Term Debt [Abstract]
2016	$ 1,000,000
2017	1,750,000
2018	0
2019	0
2020	0
Total	$ 2,750,000	$ 6,250,000